Exhibit 99.2 KNX 3Q 2018 Earnings Presentation

Disclosure This presentation, including documents incorporated herein by reference, will contain forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the Securities Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, adjusted net income, adjusted earnings per share, and free cash flow, which are financial measures that are not in accordance with generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes trucking segment fuel surcharges from revenue and nets these surcharges against fuel expense. 2

Disclosure On September 8, 2017, pursuant to the Agreement and Plan of Merger, dated as of April 9, 2017, by Swift Transportation Company (“Swift”), Bishop Merger Sub, Inc., a direct wholly owned subsidiary of Swift, (“Merger Sub”), and Knight Transportation, Inc. (“Knight”), Merger Sub merged with and into Knight, with Knight surviving as a direct wholly owned subsidiary of Swift (the “2017 Merger”). Knight was the accounting acquirer and Swift was the legal acquirer in the 2017 Merger. In accordance with the accounting treatment applicable to the 2017 Merger, throughout this presentation, the reported results do not include the results of operations of Swift and its subsidiaries on and prior to the 2017 Merger date of September 8, 2017 (the “2017 Merger Date”). However, where indicated, certain historical information of Swift and its subsidiaries on and prior to the 2017 Merger Date, including their results of operations and certain operational statistics (collectively, the “Swift Historical Information”), has been provided. Management believes that presentation of the Swift Historical Information will be useful to investors. The Swift Historical Information has not been prepared in accordance with the rules of the Securities and Exchange Commission, including Article 11 of Regulation S-X, and it therefore does not reflect any of the pro forma adjustments that would be required by Article 11 of Regulation S-X. The Swift Historical Information does not purport to indicate the results that would have been obtained had the Swift and Knight businesses been operated together during the periods presented, or which may be realized in the future. 3

KNX Overview Trucking ~ 80% of Revenue Asset Light ~ 20% of Revenue • Dry Van, Refrigerated, Dedicated, Flatbed, • Knight Logistics and Swift Logistics Drayage, and Expedited product offerings • $420M in annual revenue (ttm) • Includes contiguous U.S., Mexico, and Canada • Q3 year over year revenue growth of 46% • Multiple brands – Knight, Swift, Barr-Nunn, • Access to over 30,000 carriers Trans-Mex, Abilene, Kold Trans • Intermodal • Largest fleet in North America (18,900) • $380M in annual revenue (ttm) • 12,900 irregular route trucks • Q3 year over year revenue growth of 21% • 6,000 dedicated trucks • 9,300 containers, 645 trucks Revenue xFSC Q3'18 (millions)(1) Adj Operating Ratio Q3'18(1) Adj Operating Income Q3'18 (1) 100.0% (millions) Intermodal 95.0% Trucking $104 Intermodal $936 90.0% Trucking $9 $141 Logistics 85.0% Logistics $125 80.0% $11 75.0% 70.0% Trucking Intermodal Logistics (1) Excludes the results of certain non-reportable segments 4

Third Quarter 2018 Results (1) (dollars in thousands, except per share data) Quarter Ended September 30, 2018 2017 Change Total Revenue $1,346,611 $521,608 158.2% Revenue xFSC $1,188,743 $469,683 153.1% Operating Income $144,280 $5,811 2,382.9% Adj. Operating Income (2) $156,543 $44,020 255.6% Net Income attributable to Knight-Swift $105,881 $3,881 2,628.2% Adj. Net income attributable to Knight Swift(2) $115,122 $25,511 351.3% Earnings per diluted share $0.60 $0.04 1,400.0% Adj. EPS(3) $0.65 $0.25 160.0% Adjustments (1) The reported results do not include the results of operations of Swift Transportation Company (Swift) and its subsidiaries on and prior to the merger with Knight Transportation, Inc. (Knight) • $10.7M of amortization on September 8, 2017 (the 2017 Merger) in accordance with the accounting treatment expense (2017 merger- applicable to the transaction. The reported results do not include the results of operations of related intangibles and Abilene Motor Express, Inc. (Abilene) and its subsidiaries on and prior to its acquisition by Knight historical Knight on March 16, 2018 in accordance with the accounting treatment applicable to the transaction acquisitions) (2) See GAAP to non-GAAP reconciliation in the schedules following this presentation (3) Adjusted EPS is defined as GAAP earnings per diluted share adjusted for certain items identified • $1.6M of severance in the GAAP to non-GAAP reconciliation included in the appendix 5

Third Quarter 2018 Results Year-to-date Revenue xFSC growth of 2% and Adjusted Operating Income growth of 133% 2018 Rev xFSC by Quarter 2018 Adj. Op Income by Quarter (2) $1,400 $170 $1,200 $150 Millions Millions $1,000 $130 $110 $800 $90 $600 $70 $400 $50 $30 $200 $10 $- $(10) 1Q17 1Q18 2Q17 2Q18 3Q17 3Q18 1Q17 1Q18 2Q17 2Q18 3Q17 3Q18 Knight Swift Pre-Merger (1) Swift Post-Merger Knight Swift Pre-Merger (1) Swift Post-Merger (1) The Swift Historical Information has not been prepared in accordance with the rules of the Securities and Exchange Commission, including Article 11 of Regulation S-X, and it therefore does not reflect any of the pro forma adjustments that would be required by Article 11 of Regulation S-X. The Swift Historical Information does not purport to indicate the results that would have been obtained had the Swift and Knight businesses been operated together during the periods presented, or which may be realized in the future. (2) See GAAP to non-GAAP reconciliation in the schedules following this release 6

Significant Margin Improvements in Each Segment Trucking Adjusted Operating Ratio (1) 3Q18 3Q17(2) Change Knight Trucking 77.8% 85.9% -810 bps Swift Truckload 84.5% 95.1% -1,060 bps Swift Dedicated 84.9% 94.6% -970 bps Swift Refrigerated 95.6% 102.4% -680 bps Combined 84.9% 94.5% -960 bps (1) See GAAP to non-GAAP reconciliation in the schedules following this presentation. (2) Third quarter 2017 numbers combine the pre and post merger results which reflect the results for the full quarter. 7

Operating Performance – Trucking Revenue, excluding trucking fsc (dollars in thousands) 3Q18 3Q17(2) Change Combined across the Trucking Knight Trucking $256,496 $195,763 31.0% Segments: Swift Truckload $347,455 $427,914 -18.8% • Adjusted Operating Income Swift Dedicated $144,370 $146,377 -1.4% grew 170%, improving in Swift Refrigerated $187,980 $179,067 5.0% each segment Combined $936,301 $949,121 -1.4% • Each segment experienced Adjusted Operating Income(1) meaningful rate (dollars in thousands) improvements 3Q18 3Q17(2) Change Knight Trucking $56,887 $27,515 106.7% Swift Truckload $54,026 $21,012 157.1% Swift Dedicated $21,809 $7,946 174.5% Swift Refrigerated $8,222 $(4,264) 292.8% Combined $140,944 $52,209 170.0% (1) See GAAP to non-GAAP reconciliation in the schedules following (2) Third quarter 2017 numbers combine the pre and post merger this presentation. results which reflect the results for the full quarter. 8

Swift Fleet Stabilized, Significantly More Profitable Swift Ending Tractor Count 3Q18 2Q18 Change • Truck count remained flat from the Truckload 7,190 7,155 0.5% end of Q2 through the end of Q3 Dedicated 3,396 3,352 1.3% • Currently have 7 consecutive weeks Refrigerated 3,477 3,586 -3.0% of positive driver growth Intermodal 680 624 9.0% Consolidated(2) 14,779 14,753 0.2% • Driver turnover is improving and currently at the lowest level since Adjusted Operating Ratio(1) the merger 3Q18 2Q18 Change • Driver hiring pipeline is robust - Truckload 84.5% 87.4% -290 bps Student counts at highest levels Dedicated 84.9% 85.4% -50 bps since the merger Refrigerated 95.6% 98.0% -240 bps • Sequential margin improvement in Intermodal 90.9% 95.6% -470 bps (2) every reportable segment Consolidated 89.3% 91.2% -190 bps (1) See GAAP to non-GAAP reconciliation in the schedules following this presentation. (2) Includes the results of our non-reportable segment 9

Operating Performance – Asset Light Adjusted Operating Ratio (1)(2) 3Q18 3Q17 Change • Combined we had 34% year over Knight Logistics 90.0% 93.5% -350 bps year growth in revenue excluding Swift Logistics 94.4% 103.3% -890 bps trucking fsc with improvements in Intermodal 90.9% 99.1% -820 bps all areas Combined 91.1% 98.0% -690 bps • Meaningful year over year margin improvements in all areas with a Revenue, excluding trucking fsc(2) combined 690 basis point (dollars in thousands) improvement 3Q18 3Q17 Change • Best Adjusted Operating Ratio in Knight Logistics $87,916 $56,560 55.4% Swift Intermodal’s history Swift Logistics $37,106 $28,930 28.3% • Less capital intensive business Intermodal $103,797 $85,911 20.8% provides better returns Combined $228,819 $171,401 33.5% (1) See GAAP to non-GAAP reconciliation in the schedules following (2) Third quarter 2017 numbers combine the pre and post merger this presentation. results which reflect the results for the full quarter. 10

Creating Value for Shareholders Year-to-date 2018 we have: x • Generated $229 million of free cash flow • Repurchased $100 million of shares under $250 million authorization • Acquired Abilene Motor Express (annual revenue of $100 million) • Paid out $32 million in dividends • Reduced net debt by $14 million while meaningfully reducing off balance sheet debt • Net cash capex of $352 million • Grown unrestricted cash from $77 million to $91 million v We believe our strong leverage position enables greater flexibility for acquisitions, share repurchases, debt reduction, and internal growth 11

Q4 2018 & Q1 2019 Guidance • Updating the range for the fourth quarter 2018 expected Adjusted EPS from $0.68 - $0.72 to $0.71 - $0.75 • Expected Adjusted EPS for the first quarter 2019 of $0.50 - $0.54 Guidance Assumptions • Truck count to remain stable • Rates improving sequentially into Q4 • Q4 sequential Adjusted Operating Ratio improvements in asset-based businesses • Tax rate of 25% in Q4 • Rate expectations for the full year 2019 remains between 5%-10% These estimates represent Management’s best estimates based on current information available. Actual results may differ materially from these estimates. We would refer you to the Risk Factors sections of the Company’s annual report for a discussion of the risks that may affect results. 12

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